Asset Purchase Agreement with Azaya Therapeutics - Summery of Purchase Price Allocation on Fair Value Basis to Identifiable Net Assets (Details) - Assets Purchased from Azaya Therapeutics, Inc. [Member]
$ in Thousands
Feb. 15, 2017 USD ($)
Business Acquisition [Line Items]
Tangible assets	$ 2,586
Intangible assets	1,686
Total assets	4,272
Accounts payable	1,796
Fair value of the common stock issued	2,311
Transaction costs	165
Total consideration	$ 4,272